Exhibit 99.1

Letter of Consent

WHITING PETROLEUM CORPORATION

Consent Solicitations and Offers to Guarantee Relating to:

Issuer	Debt Security Description	CUSIP No.	Aggregate Principal Amount
Kodiak Oil & Gas Corp.	8.125% Senior Notes Due 2019 (the “2019 Notes”)	50015Q AB6	$800,000,000
Kodiak Oil & Gas Corp.	5.500% Senior Notes Due 2021 (the “2021 Notes”)	50015Q AF7	$350,000,000
Kodiak Oil & Gas Corp.	5.500% Senior Notes Due 2022 (the “2022 Notes”)	50015Q AH3	$400,000,000

The expiration time for the Consent Solicitations and Offers to Guarantee (as defined herein) is 5:00 p.m., New York City time, on October 17, 2014, unless extended (such time and date, as it may be extended, the “Expiration Time”). Consents (as defined herein) may be revoked at any time prior to the earlier of (i) the Expiration Time, and (ii) the time at which the Required Consents (as defined herein) have been received (the “Revocation Deadline”). Any notice of revocation received after the Revocation Deadline will not be effective.

The Tabulation Agent for the Consent Solicitation is:

Global Bondholder Services Corporation

By facsimile:

(For Eligible Institutions only):

(212) 430-3775/3779

Confirmation:

(212) 430-3774

By Mail:	By Overnight Courier:	By Hand:
65 Broadway — Suite 404	65 Broadway — Suite 404	65 Broadway — Suite 404
New York, New York 10006	New York, New York 10006	New York, New York 10006

DELIVERY OF THIS LETTER OF CONSENT (“LETTER OF CONSENT”) TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The Instructions contained herein should be read carefully before this Letter of Consent is completed.

HOLDERS OF 2019 NOTES, 2021 NOTES AND 2022 NOTES (COLLECTIVELY, THE “KODIAK NOTES”) THAT WISH TO BE ELIGIBLE TO RECEIVE THE CONSENT PAYMENT (AS DEFINED HEREIN) PURSUANT TO THE CONSENT SOLICITATIONS AND OFFERS TO GUARANTEE MUST VALIDLY DELIVER AND NOT REVOKE THEIR CONSENTS TO THE TABULATION AGENT PRIOR TO THE EXPIRATION TIME. A HOLDER OF NOTES WHO DOES NOT SUBMIT A CONSENT IN RESPECT OF SUCH KODIAK NOTES WILL NOT BE ENTITLED TO RECEIVE A CONSENT PAYMENT IN RESPECT OF SUCH KODIAK NOTES.

All capitalized terms used and not defined herein have the meanings ascribed to them in the Consent Solicitation Statement/Prospectus Supplement dated October 6, 2014 of Whiting Petroleum Corporation, a Delaware corporation (“Whiting”) (as the same may be amended or supplemented from time to time, the “Consent Solicitation Statement/Prospectus Supplement”).

References herein to “holders” are to holders on the Record Date (as defined herein) and persons with proxies therefrom (including DTC Participants). Only holders may consent to the proposed amendments described in the Consent Solicitation Statement/Prospectus Supplement (a “Consent”), and, unless revoked by the holders in the manner described in the Consent Solicitation Statement/Prospectus Supplement, such Consents will be binding on all subsequent transferees of the Kodiak Notes with respect to which Consents were given. Any beneficial owner of Kodiak Notes held through a DTC Participant must arrange for such DTC Participant to execute and deliver a timely Consent on behalf of such beneficial owner.

In connection with the consent solicitation, Whiting is offering to (i) issue an unconditional and irrevocable guarantee (the “Whiting Guarantee”) of the prompt payment, when due, of any amount owed to the holders of the Kodiak Notes under the Kodiak Notes and the Indentures and any other amounts due pursuant to the Indentures and (ii) make a payment equal to $2.50 for each $1,000 principal amount of Kodiak Notes held (the “Consent Payment”) to holders of Kodiak Notes who provide valid and unrevoked Consents prior to the Expiration Time (the “Consent Solicitations and Offers to Guarantee”), upon the terms and subject to the conditions set forth in the Consent Solicitation Statement/Prospectus Supplement and this Letter of Consent. In order to adopt the proposed amendments to each Indenture, Consents must be received from holders at 5:00 p.m., New York City time, on October 3, 2014 (the “Record Date”) of the Kodiak Notes in respect of at least a majority in aggregate principal amount of Kodiak Notes outstanding under such Indenture (the “Required Consents”).

By execution hereof, the undersigned acknowledges receipt of the Consent Solicitation Statement/Prospectus Supplement.

Promptly upon receipt of the Required Consents for each Indenture, Whiting, Kodiak, the Kodiak Guarantors, the Trustee and the Canadian Trustee will execute a supplemental indenture to such Indenture (each a “Supplemental Indenture” and collectively, the “Supplemental Indentures”) that will include the proposed amendments to such Indenture and the Whiting Guarantee. The Supplemental Indentures will become effective upon their execution and delivery, but the proposed amendments will not become operative and the Whiting Guarantee will not be issued until the completion of the Arrangement. Assuming the Required Consents are obtained, the Consent Payment will be made as soon as practicable following the completion of the Arrangement. Obtaining the Required Consents and execution and delivery of the Supplemental Indentures are not conditions to the completion of the Arrangement.

None of Whiting, Kodiak, the Kodiak Guarantors, the Solicitation Agent, the Information Agent, the Tabulation Agent, the Trustee or the Canadian Trust or any of their affiliates makes any recommendation as to whether or not the Holders of the Kodiak Notes should consent to the adoption of the Proposed Amendments. Holders must make their own decisions as to whether to deliver consents.

The undersigned hereby represents and warrants that the undersigned has full power and authority to execute the Consent contained herein. The undersigned will, upon request, execute and deliver any additional documents deemed by Whiting to be necessary or desirable to perfect the undersigned’s Consent.

The undersigned hereby agrees that it will not revoke any Consent it grants hereby except in accordance with the procedures set forth in the Consent Solicitation Statement/Prospectus Supplement.

The undersigned understands that Consents delivered pursuant to any of the procedures described under “Consent Procedures” in the Consent Solicitation Statement/Prospectus Supplement and in the instructions hereto will constitute a binding agreement between the undersigned and Whiting upon the terms and subject to the conditions of the Consent Solicitations and Offers to Guarantee, which agreement will be governed by, and construed in accordance with, the laws of the State of New York. All authority conferred or agreed to be conferred by this Consent shall survive the death, incapacity, dissolution or liquidation of the undersigned and every obligation of the undersigned under this Consent shall be binding on the undersigned’s heirs, personal representatives, successors and assigns.

The undersigned hereby irrevocably constitutes and appoints the Tabulation Agent its agent and attorney-in-fact (with full knowledge that the Tabulation Agent also acts as the agent of Whiting) with respect to the Consent given hereby with full power of substitution to deliver this Consent to Whiting. The Power of Attorney granted in this paragraph shall be deemed irrevocable from and after the Expiration Time and coupled with an interest.

Unless otherwise specified in the table below, this Consent relates to the total aggregate principal amount of Kodiak Notes held by the undersigned. If this Consent relates to less than the total principal amount of Kodiak Notes so held of record in the name of the undersigned, the undersigned has listed on the table below the principal amount of Kodiak Notes for which this Consent is given. If the space provided below is inadequate, affix a signed schedule to this Letter of Consent.

THE UNDERSIGNED UNDERSTANDS THAT BY EXECUTING AND DELIVERING (AND NOT SUBSEQUENTLY REVOKING) THIS CONSENT TO THE TABULATION AGENT IN ACCORDANCE WITH THE TERMS CONTAINED HEREIN AND IN THE CONSENT SOLICITATION STATEMENT/PROSPECTUS SUPPLEMENT, THE UNDERSIGNED WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSED AMENDMENTS. THE UNDERSIGNED FURTHER UNDERSTANDS THAT DELIVERY OF THIS CONSENT SHALL CONSTITUTE DIRECTION TO THE TRUSTEE AND THE CANADIAN TRUSTEE TO EXECUTE THE SUPPLEMENTAL INDENTURES WITH RESPECT TO WHICH THIS CONSENT RELATES, SUBJECT TO THE RECEIPT OF THE REQUIRED CONSENTS.

Please sign your name and date below to evidence your Consent to the proposed amendments and to evidence the appointment of the Tabulation Agent as your agent and attorney-in-fact in connection with this Consent. The undersigned acknowledges that it must comply with the other provisions of this Consent, and complete the information required herein, to validly consent to the proposed amendments.

PLEASE COMPLETE THESE TABLES

DTC IDENTIFICATION		DESCRIPTION OF KODIAK NOTES
DTC Participant Name	DTC Participant Number	Title and CUSIP	Aggregate Principal Amount of Kodiak Notes*	Certificate Number and Principal Amount with Respect to which Consents are Given (Complete only if Consents relate to less than entire aggregate principal amount)*
		8.125% Senior Notes Due 2019 (CUSIP 50015Q AB6)	$	$
		5.500% Senior Notes Due 2021 (CUSIP 50015Q AF7)	$	$
		5.500% Senior Notes Due 2022 (CUSIP 50015Q AH3)	$	$

*	Unless otherwise indicated in the column labeled “Principal Amount with Respect to which Consents are Given,” the holder will be deemed to have consented in respect of the entire aggregate principal amount represented by the Kodiak Notes indicated in the column labeled “Aggregate Principal Amount of Kodiak Notes.”

IMPORTANT—READ CAREFULLY

An authorized DTC Participant must execute this Consent exactly as its name appears on DTC’s position listing as of the Record Date. If the Kodiak Notes are held by two or more holders, all such holders must sign this Consent. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to Whiting of such person’s authority so to act.

X

X
Signature(s) of Registered Holder(s) or Authorized Signatory

Dated: , 2014

Name(s):

(Please Print)

Capacity:

Address:
(Including Zip Code)

Area Code and Telephone No.:

Tax Identification or Social Security No.:

IMPORTANT: COMPLETE FORM W-9 HEREIN OR APPLICABLE FORM W-8 SIGNATURE GUARANTEE (See Instruction 4 below) Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

Name of Eligible Institution Guaranteeing Signatures

Address (including zip code) and Telephone Number (including area code)

Authorized Signature

Title
Date: , 2014

CONSENT PAYMENT INSTRUCTIONS

Assuming receipt of the Required Consents, as soon as practicable after completion of the Arrangement, Whiting will cause the Consent Payment to be paid to each holder of Kodiak Notes who has delivered to the Tabulation Agent (and has not revoked) a valid Consent with respect to such Kodiak Notes prior to the Expiration Time. Only a holder in respect of which there has been delivered a valid and unrevoked Consent prior to the Expiration Time will be entitled to receive a Consent Payment. A holder of a Kodiak Note who does not submit a Consent in respect of such Kodiak Note will not be entitled to receive a Consent Payment in respect of such Kodiak Note even if the proposed amendments become effective.

Holders whose Consents are not received by the Tabulation Agent prior to the Expiration Time will NOT be entitled to a Consent Payment. The method of delivery of all documents is at the election of the holder.

Unless wire transfer instructions are provided below, the Consent Payments will be paid by check. Unless otherwise indicated below, the check will be issued in the name of, and sent to, the holder.

SPECIAL PAYMENT INSTRUCTIONS
To be completed ONLY if the check for Consent Payment is to be issued in the name of someone OTHER than the holder specified above. Issue Check in the Name of:
Name:
(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security) Number) *Please also complete the enclosed Form W-9 or applicable Form W-8

SPECIAL DELIVERY INSTRUCTIONS
To be completed ONLY if the check for Consent Payment is to be sent to an address OTHER than the address of the holder specified above. Deliver Check to:

Name:
(Please Print)

Address:

(Include Zip Code)

WIRE TRANSFER INSTRUCTIONS (Please Print)

Bank Name:

City, State:

ABA #:

Account Name:

Checking A/C #:

f/f/c #:

Re:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Consent

1. Delivery of this Letter of Consent; Holders Entitled to Consent. Subject to the terms and conditions of the Consent Solicitations and Offers to Guarantee, a properly completed and duly executed copy of this Consent and any other documents required by this Consent must be received by the Tabulation Agent at its address or facsimile number set forth on the cover hereof prior to the Expiration Time. If you are a beneficial owner of Kodiak Notes held through a bank, broker or other financial institution, to Consent to the proposed amendment you must arrange for the bank, broker or other financial institution that is the holder to either (1) execute this Letter of Consent and deliver it to the Tabulation Agent before the Expiration Time or (2) forward a duly executed proxy authorizing you as beneficial owner to execute and deliver this Letter of Consent on behalf of the holder with respect to the Kodiak Notes that you beneficially own. In the case of clause (2) of the preceding sentence, you must deliver an executed Letter of Consent, together with the proxy, to the Tabulation Agent prior to the Expiration Time. A Consent by a holder is a continuing Consent notwithstanding that the registered ownership of a Kodiak Note has been transferred, unless the holder of the Kodiak Note that gave the Consent timely revokes the prior Consent in accordance with the procedures set forth herein and in the Consent Solicitation Statement/Prospectus Supplement. The method of delivery of Consents and all other required documents to the Tabulation Agent is at the election of the consenting holder, and the delivery will be deemed made only when actually received by the Tabulation Agent. In all cases, sufficient time should be allowed to assure timely delivery. NO CONSENT SHOULD BE SENT TO ANY PERSON OTHER THAN THE TABULATION AGENT. HOWEVER, WHITING RESERVES THE RIGHT TO ACCEPT ANY CONSENT RECEIVED BY IT, KODIAK, THE KODIAK GUARANTORS, THE SOLICITATION AGENT, THE TRUSTEE OR THE CANADIAN TRUSTEE.

2. Solicitation Period. Whiting expressly reserves the right to extend the Consent Solicitations and Offers to Guarantee from time to time or for such period or periods as it may determine in its discretion by giving oral (to be confirmed in writing) or written notice of such extension to the Tabulation Agent and by making a public announcement by press release at or prior to 9:00 a.m., New York City time, on the next business day following the previously scheduled expiration time. During any extension of the Consent Solicitations and Offers to Guarantee, all consents validly executed and delivered to the Tabulation Agent will remain effective unless validly revoked prior to the Revocation Deadline.

Whiting expressly reserves the right, in its discretion, to terminate the Consent Solicitations and Offers to Guarantee for any reason. Any such termination will be followed promptly by public announcement thereof. In the event Whiting terminates the Consent Solicitations and Offers to Guarantee, it will give prompt notice thereof to the Tabulation Agent and the Consents previously executed and delivered will be of no further force and effect.

3. Questions Regarding Validity, Form, Legality, etc. All questions as to the validity, form and eligibility (including time of receipt) regarding the Consent procedures will be determined by Whiting in its sole discretion, which determination will be conclusive and binding subject only to such final review as may be prescribed by the Tabulation Agent concerning proof of execution and ownership. Whiting reserves the right to reject any or all Consents that are not in proper form or the acceptance of which could, in the opinion of Whiting or its counsel, be unlawful. Whiting also reserves the right, subject to such final review as the Tabulation Agent prescribes for the proof of execution and ownership, to waive any defects or irregularities in connection with deliveries of particular Consents. Unless waived, any defects or irregularities in connection with deliveries of Consents must be cured within such time as Whiting determines. None of Whiting, its affiliates, the Solicitation Agent, the Information Agent, the Tabulation Agent, the Trustee, the Canadian Trustee or any other person shall be under any duty to give any notification of any such defects or irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. Deliveries of Consents will not be deemed to have been made until any irregularities or defects therein have been cured or waived. Whiting’s interpretations of the terms and conditions of the Consent Solicitations and Offers to Guarantee shall be conclusive and binding.

4. Signatures on this Consent. Letters of Consent must be executed in exactly the same manner as those holders’ names appear on the certificates representing the Kodiak Notes or on the position listings of DTC, as applicable. If the Kodiak Notes to which a Letter of Consent relates are registered in the names of two or more holders, all of those holders must sign the Letter of Consent. If a Letter of Consent is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, that person must so indicate when signing, and proper evidence of that person’s authority to so act must be submitted with the Letter of Consent.

If the Letter of Consent is executed by a person or entity who is not the holder, then the holder must sign a valid proxy, with the signature of such holder guaranteed by a participant in a recognized medallion signature program (a “Medallion Signature Guarantor”).

No Medallion Signature Guarantor is required (1) if the Letter of Consent is signed by the holder(s) of the Kodiak Notes with respect to which the Letter of Consent is delivered (or by a DTC Participant) and payment of the Consent Payment is to be paid directly to such holder(s) and the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on the Letter of Consent has not been completed or (2) if the Letter of Consent is delivered by or for the account of a firm or any other entity identified in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, including (as such terms are defined therein): (a) a bank; (b) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (c) a credit union; (d) a national securities exchange, registered securities association or clearing agency; or (e) a savings association. In all other cases, all signatures on Letters of Consent must be guaranteed by a Medallion Signature Guarantor.

5. Revocation of Consents. Any holder of Kodiak Notes that has given a Consent may revoke such Consent as to such Kodiak Notes by delivering a written notice of revocation to the Tabulation Agent prior to the Revocation Deadline in accordance with the procedure described in the Consent Solicitation Statement/Prospectus Supplement. The transfer of Kodiak Notes will not have the effect of revoking any Consent theretofore validly given by a subsequent holder of such Kodiak Notes, and each properly completed and executed Consent will be counted notwithstanding a subsequent transfer of the Kodiak Notes to which such Consent relates, unless the procedure for revoking Consents described in the Consent Solicitation Statement/Prospectus Supplement and below has been complied with.

In order for a holder of the Kodiak Notes to revoke a previously given Consent, such holder must, prior to the Revocation Deadline, deliver to the Tabulation Agent at the address set forth on the back cover page of the Consent Solicitation Statement/Prospectus Supplement and on this Letter of Consent a written revocation of such Consent, containing the name of the person who delivered the Consent, the name of the holder and the description and CUSIP Number of the Kodiak Notes to which it relates and the aggregate principal amount represented by such Kodiak Notes. The revocation of Consent must be signed by the holder thereof in the same manner as the original signature on the Letter of Consent (including any required Medallion Signature Guarantor) or be accompanied by evidence satisfactory to Whiting and the Tabulation Agent that the person revoking the Consent has the legal authority to revoke such Consent on behalf of the holder. If the Letter of Consent was executed by a person other than the holder of the Kodiak Notes, the notice of revocation of Consent must be accompanied by a valid proxy signed by such holder and authorizing the revocation of the holder’s Consent.

A revocation of a Consent may only be rescinded by the execution and delivery of a new Consent, in accordance with the procedures herein described by the holder who delivered such revocation.

6. Taxpayer Identification Number. Each consenting holder is required to provide the Tabulation Agent with the holder’s correct taxpayer identification number (“TIN”), generally the holder’s social security or federal employee identification number, on the Form W-9 herein, which is provided under “Important Tax Information” below, or alternatively, to establish another basis for exemption from backup withholding. A holder must cross out item (2) in the Certification box on the Form W-9 herein if such holder is subject to backup withholding. In addition to potential penalties, failure to provide the correct information on the form may subject the holder to 28% U.S. backup withholding on the Consent Payment made to the holder or other payee with respect to the Consent Solicitations and Offers to Guarantee. A holder should write “Applied For” in the space provided in Part I of the form and complete the attached Certificate of Awaiting Taxpayer Identification Number if the consenting holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. In such case, the Tabulation Agent will withhold 28% of all such payments of the Consent Payment until a TIN is provided to the Tabulation Agent, and if the Tabulation Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service. A holder who writes “Applied For” in Part I in lieu of furnishing his or her TIN should furnish his or her TIN as soon as it is received. A holder that is not a United States person may qualify as an exempt recipient by submitting to the Tabulation Agent a properly completed Form W-8BEN, Form W-8BEN-E, Form W-8ECI or Form W-8IMY, as applicable (which the Tabulation Agent will provide upon request), signed under penalty of perjury, attesting to that holder’s exempt status.

7. Amendment of Terms. Whiting expressly reserves the right, in its sole discretion, at any time to amend any of the terms of the Consent Solicitation and the Offer to Guarantee. If the terms of the Consent Solicitations and Offers to Guarantee are amended prior to the Expiration Time in a manner that constitutes a material change, Whiting will promptly give oral (to be confirmed in writing) or written notice of such amendment to the Tabulation Agent and disseminate a Consent Solicitation Statement/Prospectus Supplement in a manner reasonably designed to give holders of the Kodiak Notes notice of the change on a timely basis.

8. Requests for Assistance and Additional Copies. Questions regarding the Consent Solicitations and Offers to Guarantee and the terms and conditions thereof should be directed to the Information Agent or the Solicitation Agent, whose respective addresses and telephone numbers are set forth on the back cover page of the Consent Solicitation Statement/Prospectus Supplement, or to your broker, dealer, commercial bank, trust company or other nominee institution. Requests for assistance in filling out and delivering Consents or for additional copies of the Consent Solicitation Statement/Prospectus Supplement and this Letter of Consent should be directed to the Information Agent, whose address and telephone numbers are set forth on the cover page of this Letter of Consent.

IMPORTANT TAX INFORMATION

Under federal income tax law, the Tabulation Agent may be required to withhold 28% of the amount of the Consent Payment paid to certain holders pursuant to the Consent Solicitations and Offers to Guarantee. In order to avoid such backup withholding, each holder must provide the Tabulation Agent with such holder’s current TIN by completing the Form W-9 provided herein or otherwise establish a basis for exemption from backup withholding. In general, if such holder is an individual, the TIN is his or her social security number. If the Tabulation Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty, as well as other penalties, imposed by the Internal Revenue Service and payments, including the Consent Payment, paid to such holder pursuant to the Consent Solicitations and Offers to Guarantee may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in imposition of severe criminal and/or civil fines and penalties. See “Form W-9 —Request for Taxpayer Identification Number and Certification” below for additional instructions.

Certain holders (including, among others, generally all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt U.S. holders should indicate their exempt status on the Form W-9 herein, and sign, date and return the Form W-9 to the Tabulation Agent. See “Form W-9 — Request for Taxpayer Identification Number and Certification” below for additional instructions. A foreign person, including an entity, may qualify as an exempt recipient by submitting to the Tabulation Agent a properly completed Internal Revenue Service W-8BEN, W-8BEN-E, W-8ECI or W-8IMY, together with appropriate attachments, signed under penalties of perjury, attesting to that holder’s foreign status. A Form W-8BEN, W-8BEN-E, W-8ECI or W-8IMY, together with appropriate attachments, can be obtained from the Tabulation Agent.

If backup withholding applies, the Tabulation Agent is required to withhold 28% of the Consent Payment made to the holder. Backup withholding is not an additional income tax. If the required information is furnished to the Internal Revenue Service in a timely manner, the income tax liability of persons subject to federal income tax backup withholding may be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the holder may obtain a refund, provided the required information is timely furnished to the Internal Revenue Service.

Purpose of Form W-9

To avoid backup withholding on a payment of the Consent Payment to a holder with respect to the Consent Solicitations and Offers to Guarantee, the holder is required to provide the Tabulation Agent with either (i) his or her correct TIN by completing the Form W-9 provided herein, certifying (x) that the TIN provided on the Form W-9 is correct (or that such holder is awaiting a TIN), (y) that (A) the holder is exempted from backup withholding, (B) the holder has not been notified by the Internal Revenue Service that the holder is subject to federal income tax backup withholding as a result of a failure to report all interest or dividends or (C) the Internal Revenue Service has notified the holder that the holder is no longer subject to federal income tax backup withholding and (z) that the holder is a U.S. citizen or other U.S. person; or (ii) an adequate basis for exemption.

What Number to Give to the Tabulation Agent

The holder is required to give the Tabulation Agent the TIN (e.g., social security number or employer identification number) of the registered holder. If the Kodiak Notes are held in more than one name or are not held in the name of the actual owner, consult “Form W-9 — Request for Taxpayer Identification Number and Certification” below for additional guidance on which number to report.

Form W-9 (Rev. August 2013) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
	Check appropriate box for federal tax classification:										Exemptions (see instructions):
	☐	Individual/sole proprietor	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate
Exempt payee code (if any)
	☐	Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶									Exemption from FATCA reporting code (if any)
Exempt payee code (if any)
	☐	Other (see instructions) ▶
	Address (number, street, and apt. or suite no.)								Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number

	–	–

Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below), and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. The IRS has created a page on IRS.gov for information about Form W-9, at www.irs.gov/w9. Information about any future developments affecting Form W-9 (such as legislation enacted after we release it) will be posted on that page.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, payments made to you in settlement of payment card and third party network transactions, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— An estate (other than a foreign estate), or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 8-2013)

Form W-9 (Rev. 8-2013)	Page 2

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

— In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity,

— In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and

— In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships on page 1.

What is FATCA reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulation section 301.7701-2(c)(2)(iii). Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Note. Check the appropriate box for the U.S. federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the U.S. federal tax classification in the space provided. If you are an LLC that is treated as a partnership for U.S. federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation, as appropriate. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for U.S. federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Other entities. Enter your business name as shown on required U.S. federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.

Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the Exemptions box, any code(s) that may apply to you. See Exempt payee code and Exemption from FATCA reporting code on page 3.

Form W-9 (Rev. 8-2013)	Page 3

Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following codes identify payees that are exempt from backup withholding:

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Form W-9 (Rev. 8-2013)	Page 4

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee [1] The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity [4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*Note.	Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

— Protect your SSN,

— Ensure your employer is protecting your SSN, and

— Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at
1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

YOU SHOULD COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE

“APPLIED FOR” IN PART I OF FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part II of the Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), 28% of all reportable payments made to me will be withheld until I provide a taxpayer identification number. If I fail to provide a taxpayer identification number within 60 days such amounts will be paid over to the Internal Revenue Service.

Signature:                                      Date:                 , 2014

NOTE: FAILURE TO COMPLETE AND RETURN THE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE CONSENT SOLICITATIONS AND OFFERS TO GUARANTEE. PLEASE REVIEW THE INTERNAL REVENUE SERVICE “FORM W-9 — REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION” ABOVE FOR ADDITIONAL DETAILS.

Any requests for assistance or additional copies of this Letter of Consent or the Consent Solicitation Statement/Prospectus Supplement may be directed to the Information Agent, at its telephone number or address set forth below. A holder may also contact such holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Consent Solicitations and Offers to Guarantee.

The Information Agent for the Consent Solicitation is:

Global Bondholder Services Corporation

65 Broadway — Suite 404

New York, New York 10006

Attn: Corporate Actions

Banks and Brokers call: (212) 430-3774

U.S. Toll-free: (866) 470-3800

The Tabulation Agent for the Consent Solicitation is:

Global Bondholder Services Corporation

By facsimile:

(For Eligible Institutions only):

(212) 430-3775/3779

Confirmation:

(212) 430-3774

By Mail:	By Overnight Courier:	By Hand:
65 Broadway — Suite 404	65 Broadway — Suite 404	65 Broadway — Suite 404
New York, New York 10006	New York, New York 10006	New York, New York 10006

Questions regarding the Consent Solicitations and Offers to Guarantee may be directed to the Solicitation Agent at its telephone number or address listed below.

The Solicitation Agent for the Consent Solicitation is:

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Attention: Liability Management Group

Collect: (212) 270-1200

Toll-free: (800) 245-8812